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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) August 10, 1998
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                               Raychem Corporation
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                      2-15299                  94-1369731
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(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
     of incorporation)                                       Identification No.)



                             300 Constitution Drive
                          Menlo Park, California 94025
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (650) 361-3333
                                                          ----------------


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          (Former Name or Former Address, if changed since last Report)

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Item 5. Other Events.

        The following disclosure is being made by Raychem Corporation (the "Company") with respect to the lawsuit entitled Bourns, Inc. v. Raychem Corporation reported in the Company's annual report on Form 10-K for the year ended June 30, 1997.

        On December 19, 1994, the Company filed a complaint entitled Raychem Corporation and Thermacon, Inc. v. Steven D. Hogge, Bourns, Inc., et al. in the Superior Court of the State of California, County of San Mateo, which alleged, among other claims, misappropriation of trade secrets. On May 2, 1995, a complaint entitled Bourns, Inc. v. Raychem Corporation was filed in the United States District Court, Central District of California, alleging antitrust law violations. Many of the claims asserted in the Company's state action were consolidated with Bourns' federal action against the Company. On March 9, 1998, this case was transferred from the Eastern Division of the Central District to the Western Division of the Central District and reassigned to a new judge. The trial for Bourns' action against the Company commenced on June 16, 1998. During the sixth week of the trial, due to the length of the proceeding, the judge bifurcated the Company's trade secret claims against Bourns for trial at a later date. On August 10, 1998, the trial of Bourns' action against the Company ended with a jury verdict that awarded Bourns $64 million in damages. Legal fees and expenses, including attorneys fees, are also recoverable by Bourns under applicable U.S. antitrust law. The Company intends to file motions with the court to set aside the jury's verdict, to reduce the damages and to ask for a new trial on the grounds that the verdict is contrary to the evidence presented at trial and is incorrect as a matter of law and that the jury's damage award bears no relationship to the market segment to which the verdict was directed. If necessary, the Company intends to appeal this decision. Under applicable U.S. antitrust law, any remaining damage award against the Company will be trebled. The Company also intends to continue with its theft of trade secrets case against Bourns. The new trial date for the Company's trade secret claims has not been set by the court.



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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                     RAYCHEM CORPORATION



                                      By: /s/ KAREN O. COTTLE
                                         -------------------------------
                                         Karen O. Cottle,
                                         Vice President, General Counsel
                                         and Secretary



Date: August 19, 1998